Parker Hannifin Corporation Quarterly Earnings Release 3rd Quarter FY 2006 April 18, 2006 . Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company's ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth and innovation initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-
material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation and interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with
U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and divestitures made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.
This presentation contains references to earnings per share amounts excluding the effect of the adoption of FAS 123R, a litigation settlement, and a loss recognized on the sale of a division.  The removal of the FAS
123R effect, the litigation settlement and the loss on the sale of a division allows investors and the company to meaningfully evaluate performance on a comparable basis with the prior period, which was not impacted by FAS 123R, the litigation settlement or the sale of a division.

Discussion Agenda Financial Highlights Outlook Questions & Answers CEO Comments

Financial Highlights
EPS – 3rd Quarter and YTD as of March 31st
FY2006 FY2005 FY 2006 FY 2005
EPS as Reported 1.46 $           1.15 $           3.97 $           3.68 $
Discontinued Operations -                (0.01)             0.24              0.55
EPS from Continuing Operations as reported 1.46 $           1.16 $           3.73 $           3.13 $
Loss on Sale of Thermoplastics -                -                0.08              -
Litigation Settlement (0.03)             -                (0.03)             -
FAS 123R expense 0.03              -                0.16              -
EPS from Continuing Operations Adjusted 1.46 $           1.16 $           3.94 $           3.13 $
First Nine Months Third Quarter

Financial Highlights EPS from Continuing Operations 3rd Quarter and YTD as of March 31st $1.16 $3.13 $3.73 $1.46 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Q3 FY06 Q3 FY05 YTD FY06 YTD FY05

Influences on Earnings Increased Volume Win Strategy Restructuring/Move to Low Cost Countries Sales Mix – Aerospace Inventory Changes

Financial Highlights
Sales – 3rd Quarter and YTD through March 31st
FY06 FY05 FY06 FY05
Sales $2,498 $2,112 $6,769 $5,896
% change 18% 15%
Sales from acquisitions & divestitures $203 $500
Sales without acquisitions & divestitures $2,295 $2,112 $6,269 $5,896
% change 9% 6%
Currency effects ($37) ($67)
Sales without acquisitions, divestitures & currency $2,332 $2,112 $6,336 $5,896
% change 10% 7%
3rd  Quarter YTD

Influences on Sales Continued Industrial End Market Strength Aerospace Commercial OEM Globalization Trends Acquisitions

Segment Reporting
Industrial North America
3rd Qtr YTD 3rd Qtr YTD
Sales
As reported $1,063 $2,922 $925 $2,577
% change 15% 13%
Acquisitions $60 $177
without Acquisitions $1,003 $2,745 $925 $2,577
% change 8% 7%
Currency effects $5 $12
without Acquisitions & Currency $998 $2,733 $925 $2,577
% change 8% 6%
Operating Margin
As reported $165 $432 $120 $340
% of sales 15% 15% 13% 13%
FY2006 FY2005

Segment Reporting
Industrial Rest of World
3rd Qtr YTD 3rd Qtr YTD
Sales
As reported $774 $2,071 $623 $1,756
% change 24% 18%
Acquisitions $118 $251
without Acquisitions $656 $1,820 $623 $1,756
% change 5% 4%
Currency effects ($39) ($74)
without Acquisitions & Currency $695 $1,894 $623 $1,756
% change 12% 8%
Operating Margin
As reported $99 $247 $63 $191
% of sales 13% 12% 10% 11%
FY 2006 FY 2005

Segment Reporting
Aerospace
3rd Qtr YTD 3rd Qtr YTD
Sales
As reported $391 $1,085 $337 $995
% change 16% 9%
Acquisitions
without Acquisitions $391 $1,085 $337 $995
% change 16% 9%
Currency effects ($2) ($4)
without Acquisitions $393 $1,089 $337 $995
% change 17% 9%
Operating Margin
As reported $54 $157 $44 $145
% of sales 14% 14% 13% 15%
FY 2006 FY 2005

Segment Reporting
Climate & Industrial Controls
3rd Qtr YTD 3rd Qtr YTD
Sales
As reported $270 $691 $227 $569
% change 19% 22%
Acquisitions $25 $72
without Acquisitions $245 $619 $227 $569
% change 8% 9%
Currency effects ($1)
without Acquisitions & Currency $246 $619 $227 $569
% change 8% 9%
Operating Margin
As reported $24 $52 $27 $51
% of sales 9% 8% 12% 9%
FY 2006 FY 2005

Fiscal YTD Results Sales Increased 14.8% 7.4% Organic Growth Cash flow from operations -9.0% of sales Earnings from continuing operations per diluted share of $3.73, up 19.2% from $3.13 last year

Year over Year Comparisons
Excludes Acquisitions & Currency
Aerospace Calculated on 12-Month Moving Average
Parker New Order Rates
March-06 March-05 March-04
North American Industrial +3% +5% +24%
International Industrial +2% +4% +16%
Aerospace +23% +12% +11%
Climate & Industrial Controls +14% -3% +1%

Operating Cash Flow
% to Sales
FY 99
FY 00
FY 01
FY 02
FY 03
FY 04
FY 05

anything Parker Possible.

Strong Cash Flow – Cash From Operations FY06 YTD $610M 459 538 529 631 551 662 854 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 4.0% 6.0% 8.0% 10.0% 12.0%

Financial Leverage Debt to Debt Equity 27.1% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 Target

Balance Sheet Summary Cash Working Capital Inventory Accounts Receivable PP & E Shareholders Equity

FY 2006  Earnings Outlook Assumptions
Segment Sales & Operating Income
FY 2006 Sales Change versus FY 2005
22.0% - 20.0% CIC
9.2% - 8.8% Aerospace
18.2% - 17.5%
Industrial ROW
13.6% - 13.2% NA Industrial
FY 2006 Operating Margin Percentages
8.3% - 8.0% CIC
14.6% - 14.4% Aerospace
12.1% - 11.9%
Industrial ROW
15.0% - 14.8% NA Industrial

FY 2006  Earnings Outlook assumptions
below Operating Margin
Corporate Admin +18.5% to +19.5% vs. FY 2005
Interest Expense +16.0% to  +17.0% vs. FY 2005
Other Exp. (Income) * +35.0% to +38.0% vs. FY 2005
Tax Rate 29.0%
*Adoption of FAS 123R by the Company will result in additional expense of no more than $.20 per diluted share in Fiscal
Year 2006 all of which will be reflected in the Other Expense (Income) line.  Loss on Sale of Thermoplastics and income from litigation settlement are also included in the Other Expense (Income) line.

Earnings Outlook
Low High
Previous guidance, income from continuing operations $4.97 $5.22 including loss from divestiture
Revised guidance, income from continuing operations $5.07 $5.22 including loss from divestiture
Revised guidance, income from continuing operations $5.15 $5.30 excluding loss from divestiture
Previous guidance, income from continuing operations $5.05 $5.30 excluding loss from divestiture

Questions & Answers...

Appendix
Income Statements
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Income Statement – 3rd Quarter
% of Sales % of Sales
Net sales $2,498.1 100.0% $2,112.5 100.0%
Cost of sales 1,952.2 78.1% 1,688.8 79.9%
Gross profit 545.9 21.9% 423.7 20.1%
S, G & A 276.7 11.1% 215.2 10.2%
Interest expense 21.0 0.8% 17.1 0.8%
Other expense (6.9) -0.3% 2.0 0.1%
Income from Cont'g Operations b/f taxes 255.1 10.2% 189.3 9.0%
Income taxes 77.5 3.1% 48.7 2.3%
Income from Cont'g Operations $177.5 7.1% $140.6 6.7%
     Discontinued Operations 0.0% (1.3)                -0.1%
Net Income $177.5 7.1% $139.4 6.6%
FY 2006 FY 2005

Income Statement – 3rd Quarter YTD
% of Sales % of Sales
Net sales $6,769.2 100.0% $5,896.3 100.0%
Cost of sales 5,313.6 78.5% 4,683.4 79.4%
Gross profit 1,455.5 21.5% 1,212.9 20.6%
S, G & A 759.6 11.2% 627.5 10.6%
Interest expense 57.1 0.8% 50.5 0.9%
Interest & other income 4.2 0.1% 11.6 0.2%
Income from Cont'g Operations b/f taxes 634.6 9.4% 523.4 8.9%
Income taxes 184.2 2.7% 146.3 2.5%
Income from Cont'g Operations $450.4 6.7% $377.1 6.4%
     Discontinued Operations $28.9 0.4% $66.2 1.1%
Net Income $479.3 7.1% $443.3 7.5%
FY 2006 FY 2005